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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MAY 19, 2005



                          STANDARD MOTOR PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)



           NEW YORK                     1-4743                  11-1362020
        (State or Other         (Commission File Number)     (I.R.S. Employee
Jurisdiction of Incorporation)                            Identification Number)



           37-18 NORTHERN BOULEVARD, LONG ISLAND CITY, NEW YORK 11101 (Address of Principal Executive Offices, including Zip Code)



        Registrant's Telephone Number, including Area Code: 718-392-0200




                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 19, 2005, the Board of Directors of Standard Motor Products, Inc. (the "Company") revised its director compensation arrangement, effective immediately. As amended, independent directors will be paid a retainer of $55,000, of which at least $10,000 will continue to be in shares of the Company's common stock based on the average of the high and low prices of the Company's common stock on the New York Stock Exchange Market on the day before the date of the Company's annual meeting of stockholders. Annual retainer payments are pro-rated based on the date an independent director joins the Board of Directors during any year.

The Chairman of the Audit Committee will continue to receive a retainer of $7,500, and the Chairman of each of the Compensation and Management Development Committee and the Nominating and Corporate Governance Committee will continue to receive a retainer of $5,000. Independent directors will also continue to receive $1,000 for each Board and committee meeting they attend; provided that independent directors will receive an additional $1,000 if any Board or committee meeting or group of meetings extends longer than one day.

The Company reimburses all independent directors for expenses incurred to attend meetings of the Board or its committees promptly after such expenses are incurred and pays the annual retainer promptly after each annual meeting of stockholders.

In addition, non-independent Directors Arthur S. Sills and Peter J. Sills will continue to receive $1,000 for each Board meeting they attend, reimbursement for meeting expenses and will be covered under the Company's medical plan. Lawrence
I. Sills, being an officer of the Company, will not receive any payment for the fulfillment of his directorial responsibilities.

In addition, pursuant to the Company's 2004 Independent Outside Directors' Stock Option Plan, the Outside Directors (as defined therein) each will receive a stock option grant of up to 2,000 shares of the Company's common stock with an exercise price per share equal to the average of the high and low prices of the Company's common stock on the New York Stock Exchange Market on the day before the date of the Company's annual meeting of stockholders.

A copy of the summary sheet outlining the current terms of director compensation is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits.

99.1        Summary sheet outlining the current terms of director compensation.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       STANDARD MOTOR PRODUCTS, INC.


                                       By: /S/ JAMES J. BURKE
                                           James J. Burke
                                       Vice President Finance,
                                       Chief Financial Officer

Date: May 23, 2005



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                                  EXHIBIT INDEX


EXHIBIT NO.        DESCRIPTION


99.1 Summary sheet outlining the current terms of director compensation.







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